SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                  ________________________

                          FORM 8-K
                       CURRENT REPORT

              Pursuant to Section 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 8,
                            1995
                                               ---------------
         Commission file number             33-27126
                                      ---------------


                        PEEBLES INC.

            Virginia                                     54-
0332635
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- -----
    (State of Incorporation)                          (I.R.S.
Employer
                                             Identification
No.)

      One Peebles Street
   South Hill, Virginia 23970-5001                      (804)
447-5200
   -------------------------------                      ------
- ---------
(Address of principal executive offices)
(Telephone Number)



Item 5.  Other Events